UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Year Ended December 31, 2013

Dear Shareholders:

Global output and world trade strengthened during the second half of 2013 with growth recorded at 3.00%. Much of this improvement is largely on account of the recovery in advanced economies. According to forecasts by the IMF, this activity is expected to improve further in 2014, with global growth projected at 3.7%. The stability that ensued allowed the U.S. to introduce the idea of reducing its stimulus program with equity markets surprising to the upside.

The recovery in the U.S. gained momentum with GDP growth improving significantly over the course of 2013. Growth averaged 1.80% in Q1 and Q2 and accelerated to 3.6% over Q3 and Q4. It should be noted that there was an upward revision to Q3 growth from the initial 2.8% estimate to 3.6%. This upward revision was largely due to stronger inventory accumulation which added 1.6% to overall GDP growth.

According to the Bureau of Economic Analysis (BEA), “The increase in real GDP in the third and fourth quarter primarily reflected positive contributions from personal consumption expenditures (PCE), exports, nonresidential fixed investment, private inventory investment, and state and local government spending that were partly offset by negative contributions from federal government spending and residential fixed investment. With the fiscal drag continuing to fade and survey-based activity indicators trending higher, there is reason to believe that this stronger economic growth will be sustained in 2014.

Inflationary pressures remained relatively unchanged as the Consumer Price Index (CPI) closed 2013 at 1.5% in 2013. The unemployment rate declined to 6.7% in December from 7.9% in the first quarter of 2013.

In Canada a weak external sector casted a shadow on growth prospects during 2013, with the GDP growth rate remaining relatively unchanged at 1.70% year over year. Soft global demand combined with a series of unforeseen shocks negatively impacted the much hoped-for rotation in growth away from domestic demand and towards exports and business investment. However with the euro-zone exiting recession and signals that U.S. performance in 2014 could get a firm boost from easing government restraint and improving housing; global demand could shift from a headwind to a tailwind for Canada. Overall GDP growth is likely to remain relatively flat in 2014.  As a result the Bank of Canada is expected to leave its key policy rate unchanged during 2014 and 2015 in light of this slow economic growth.

Looking forward global activity is expected to improve further in 2014, largely on account of recovery in advanced economies. However downside risks to financial stability still persist. A new risk to activity is very low inflation in advanced economies. Amongst the three major advanced economies (the United States, the Euro Area and Japan), the recovery in the U.S. is most pronounced, with GDP expanding for 10 consecutive quarters. The 2014 outlook for U.S. equities continues to be upbeat as manufacturers reported increases in sales orders and prices, improving business conditions and enhanced employment. The Fed’s action to reduce the stimulus package is evidence that the economy is on a solid footing. This augurs well for financial markets. Notwithstanding, the foregoing is expected to have a negative impact on fixed income instruments as interest rates begin to rise and revert to normal levels.

For the twelve months ended December 31, 2013, the UTC North American Fund posted a net return of 14.68%, compared to the blended index benchmark return of 21.97%. The S&P 500 Total Return Index generated a return of 32.39% while the Barclays U.S. Aggregate Government/Credit Bond Index returned (2.35%).

The Fund’s underperformance was primarily driven by a decision to adopt an underweight position in equities from June 2013 to October 2013. The foregoing stemmed from the following: (i) increased prospects for a scale back of government purchases (ii) concerns for a U.S. Government shutdown and the heightened uncertainty of a default.  During this period the S&P 500 Total return index appreciated 8.60%, resulting in the Fund missing out on the rally. In addition, overweight positions in the Telecom sector which underperformed the broad index with a YTD return of 6.49%, had a negative impact on the Fund’s return. However, overweight positions in top performing sectors, Consumer Discretionary and Industrials, provided some yield impetus as each of these sectors outperformed the index with returns of 40.96%, and 37.63% respectively.

The equity component of the Fund was rebalanced during the month of October and the fixed income component was rebalanced during November 2013. The rebalancing exercise mainly entailed reducing the duration and increasing credit quality.

The strategy through 2014, will involve a balanced approach whereby the Fund will invest in both equities and fixed income securities. In light of the impending rise in interest rates, the Fund will shift its current strategic asset allocation from 75% to 80% in equities and reduce it’s long term fixed income component from 25% to 20%. With regard to fixed income securities, the Fund will focus on low duration, high quality investment grade securities.

Ms. Amoy Van Lowe
President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Service USA, Inc. (the “Broker-Dealer”), a FINRA member firm.  The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker- Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment Adviser as of December 31, 2013 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
For the Period Ended December 31, 2013
(Unaudited)

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/03. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

	Average Annual Rate of Return
	One Year Ended	5 Years Ended	10 Years Ended
	December 31, 2013	December 31, 2013	December 31, 2013
UTC North American Fund	14.68%	7.74%	2.07%
S&P 500	32.39%	17.94%	7.41%
UTC North American Fund Blended Index	21.97%	13.88%	6.54%
Barclays U.S Government/Credit Bond Index	(2.35)%	4.40%	4.52%

UTC North American Fund, Inc.
Additional Information on Fund Expenses
December 31, 2013
(Unaudited)

For the Six Months Ended December 31, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2013 – 12/31/2013).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses.  Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase.  To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary.  These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2013

	Beginning Value 07/01/13	Ending Value 12/31/13	Expenses Paid During the Period 07/01/13 – 12/31/13*
Actual	$1,000.00	$1,078.60	$11.67

Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.21	$11.37

*Expenses are equal to the Fund’s annualized expense ratio of 2.23% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
December 31, 2013
(as a % of investments)
(Unaudited)

UTC North American Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value
	COMMON STOCKS - 75.0%
	Aerospace & Defense - 0.6%
2,000	Rolls-Royce Holdings PLC - ADR (b)	$212,060

	Automobiles - 3.2%
16,600	Ford Motor Co.	256,138
21,000	General Motors Co. (a)	858,270
		1,114,408
	Beverages - 3.3%
13,900	The Coca-Cola Co.	574,209
8,400	Constellation Brands, Inc. - Class A (a)	591,192
		1,165,401
1,180	Capital Markets - 2.1%
11,700	BlackRock, Inc.	373,435
	Morgan Stanley	366,912
		740,347
	Chemicals - 1.3%
1,000	Air Products & Chemicals, Inc.	111,780
3,000	Airgas, Inc.	335,550
		447,330
	Commercial Banks - 4.0%
2,220	M&T Bank Corp.	258,452
25,545	Wells Fargo & Co.	1,159,743
		1,418,195
	Computers & Peripherals - 6.8%
3,948	Apple Inc.	2,215,262
5,800	Diebold, Inc.	191,458
		2,406,720
	Construction Materials - 0.6%
2,000	Martin Marietta Materials, Inc.	199,880

	Consumer Finance - 1.0%
4,740	Capital One Financial Corp.	363,131

	Distributors - 0.6%
2,400	Genuine Parts Co.	199,656

	Diversified Financial Services - 1.0%
2,909	Berkshire Hathaway Inc. - Class B (a)	344,891

	Diversified Telecommunication Services - 2.0%
14,511	Verizon Communications Inc.	713,071

The accompanying notes are an integral part of these financial statements.

Shares	Value
	Electric Utilities - 1.5%
4,000	American Electric Power Company. Inc. (AEP)	186,960
2,560	Duke Energy Corp.	176,666
4,300	Northeast Utilities	182,277
		545,903
	Electrical Equipment - 1.6%
8,227	Emerson Electric Co.	577,371

	Electronic Equipment, Instruments & Components - 2.2%
14,315	TE Connectivity Ltd. (b)	788,900

	Food & Staples Retailing - 4.7%
13,950	Costco Wholesale Corp.	546,256
8,851	CVS Caremark Corp.	633,466
8,400	Whole Foods Market, Inc.	485,772
		1,665,494
	Food Products - 0.6%
4,100	Post Holdings Inc. (a)	202,007

	Health Care Providers & Services - 6.1%
12,920	Humana Inc.	1,333,602
6,300	UnitedHealth Group Inc.	474,390
3,700	WellPoint Inc.	341,843
		2,149,835
	Hotels, Restaurants & Leisure - 2.5%
8,000	Melco Crown Entertainment Ltd. - ADR (a)(b)	313,760
7,202	Starbucks Corp.	564,565
		878,325
	Household Durables - 1.6%
15,700	KB Home	286,966
7,700	Lennar Corp. - B Shares	259,644
		546,640
	Industrial Conglomerates - 2.9%
7,299	3M Co.	1,023,685

	Internet Software & Services - 3.9%
6,250	Facebook, Inc. (a)	341,625
934	Google Inc. - Class A (a)	1,046,743
		1,388,368
	Media - 3.2%
2,950	Comcast Corp. - Special Class A	147,146
2,200	DIRECTV (a)	151,998
2,300	Discovery Communications Inc. - Class A (a)	207,966
3,470	Viacom Inc. - Class A	304,562
4,300	The Walt Disney Co.	328,520
		1,140,192

The accompanying notes are an integral part of these financial statements.

Shares		Value
	Oil, Gas & Consumable Fuels - 3.6%
2,961	Chevron Corp.	36,,858
4,000	Noble Energy, Inc.	272,400
3,300	Range Resources Corp.	278,223
9,900	Spectra Energy Corp.	353,638
		1,273,159
	Pharmaceuticals - 2.9%
12,600	Novartis AG - ADR (b)	1,012,788

	Road & Rail - 4.0%
8,433	Union Pacific Corp.	1,416,744

	Semiconductors & Semiconductor Equipment - 0.8%
6,600	Texas Instruments Inc.	289,806

	Specialty Retail - 3.5%
19,343	The TJX Companies, Inc.	1,232,729

	Trading Companies & Distributors - 3.0%
22,000	Fastenal Co.	1,045,220

	TOTAL COMMON STOCKS (Cost $22,119,108)	26,502,256

	REITS - 1.4%
1,700	Simon Property Group, Inc.	258,672
4,100	Ventas, Inc.	234,848
	TOTAL REITS (Cost $537,527)	493,520

	EXCHANGE TRADED FUNDS - 5.8%
	Investment Companies - 5.8%
9,300	Financial Select Sector SPDR Fund	203,298
5,400	iShares Credit Bond ETF	577,260
5,600	iShares MSCI EAFE ETF	375,536
2,925	iShares Russell 2000 Growth ETF	393,367
4,700	iShares Russell Mid-Cap Growth ETF	396,586
2,350	PIMCO Build America Bond Exchange-Traded Fund	110,779
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,036,099)	2,059,826

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.3%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$58,693	7.707%, 10/02/2022 (Acquired 07/19/2005, Cost $58,741) (c)(d)	66,617
	Federal Express Corp. 1993 Pass Through Trust
22,480	8.760%, 05/22/2015	23,155
	TOTAL ASSET BACKED SECURITIES (Cost $81,442)	89,772

The accompanying notes are an integral part of these financial statements.

Principal Amount		Value
	CORPORATE BONDS - 11.7%
	Commercial Banks - 2.0%
	Royal Bank of Canada
700,000	2.200%, 07/27/2018 (b)	703,603

	Consumer Finance - 1.0%
	Toyota Motor Credit Corp.
350,000	1.250%, 10/05/2017	343,900

	Diversified Financial Services - 1.0%
	Berkshire Hathaway Finance Corp.
300,000	5.400%, 05/15/2018	345,410

	Educational Services - 2.6%
	Princeton University
800,000	4.950%, 03/01/2019	905,717

	Food & Staples Retailing - 2.5%
	Wal-Mart Stores, Inc.
800,000	4.125%, 02/01/2019	868,736

	Internet & Catalog Retail - 1.0%
	Amazon.com, Inc.
350,000	1.200%, 11/29/2017	343,008

	Oil, Gas & Consumable Fuels - 0.1%
	Petro-drill Four Ltd.
41,703	4.620%, 04/15/2016	43,354

	Road & Rail - 0.3%
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	103,339

	Software - 1.1%
	Microsoft Corp.
400,000	0.875%, 11/15/2017	394,188

	Transportation - 0.2%
	The Burlington Northern and Santa Fe Railway Co 2002-1 Pass Through Trust
75,801	5.943%, 01/15/2022	81,393
	TOTAL CORPORATE BONDS (Cost $4,178,843)	4,132,648

The accompanying notes are an integral part of these financial statements.

Principal Amount		Value

	U.S. TREASURY BILLS - 6.3%
	United States Treasury Bills:
242,000	0.033%, 04/17/2014	$241,976
55,000	0.048%, 05/01/2014	54,991
1,167,000	0.052%, 05/08/2014	1,166,785
109,000	0.055%, 05/22/2014	108,977
633,000	0.053%, 05/29/2014	632,861
10,000	0.053%, 06/05/2014	9,998
15,000	0.048%, 06/12/2014	14,997
6,000	0.079%, 06/26/2014	5,998
	TOTAL U.S. TREASURY BILLS (Cost $2,236,603)	2,236,583

Total Investments (Cost $31,189,622) - 100.5%	35,514,605
Liabilities in Excess of Other Assets - (0.5)%	(164,475)
TOTAL NET ASSETS - 100.0%	$35,350,130

ADR	American Depositary Receipt. (a) Non-income producing security.
(b)	Foreign Issued Security. The total value of these securities amounted to $3,031,111 (8.6% of net assets) at December 31, 2013.
(c)	Restricted Security. The total value of restricted securities is $66,617 (0.2% of net assets) at December 31,
(d)	Illiquid Security. The total value of illiquid securities is $66,617 (0.20% of net assets) at December 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (Unaudited)

ASSETS
Investments, at value (cost $31,189,622)	$35,514,605
Cash	1,459
Dividends receivable	18,723
Interest receivable	42,722
Other assets	11,174
TOTAL ASSETS	35,588,683

LIABILITIES
Payable to advisor (Notes 3 and 5)	12,890
Accrued distribution fees (Notes 4 and 5)	84,099
Accrued service fees (Notes 4 and 5)	42,300
Accrued board meeting fees	15,930
Accrued legal fees	22,216
Accrued audit fees	21,500
Other accrued expenses	39,618
TOTAL LIABILITIES	238,553

NET ASSETS	$35,350,130

Net assets consist of:
Capital stock ($0.01 par value)	30,160,984
Accumulated net realized gain on investment sold	864,163
Net unrealized appreciation on investments	4,324,983
NET ASSETS	$35,350,130

Shares outstanding (8,000,000 shares authorized)	3,262,234

Net asset value, redemption price and offering price per share (1)	$10.84

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

Statement of Operations

For The Year Ended December 31, 2013

INVESTMENT INCOME	$174,235
Interest income
Dividend income (Net of foreign withholding tax of $3,806)	584,434
TOTAL INVESTMENT INCOME	758,669

EXPENSES Distribution fees (Note 4 and 5)	166,220
Advisory fees (Notes 3 and 5)	158,110
Shareholder servicing and accounting costs	119,143
Professional fees	85,284
Service fees (Note 4 and 5)	83,110
Administration fees	57,960
Custody fees	21,948
Directors fees and expenses	8,064
Board meeting expense	7,920
Federal and state registration fees	2,074
Other expenses	38,096
TOTAL EXPENSES	747,929

NET INVESTMENT INCOME	10,740

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	2,913,537
Change in unrealized appreciation/depreciation on investments	1,583,789

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,497,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,508,066

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012

OPERATIONS: Net investment income	$10,740	$133,254
Net realized gain from security transactions	2,913,537	737,772
Change in unrealized appreciation/depreciation on investments	1,583,789	942,146
Net increase in net assets from operations	4,508,066	1,813,172

FROM DISTRIBUTIONS
Net investment income	(132,676)	(156,255)
Net realized gain on investments	(1,700,012)	-
Net decrease in net assets resulting from distributions paid	(1,832,688)	(156,255)

CAPITAL SHARE TRANSACTIONS: Proceeds from sale of shares	400,881	105,461
Reinvestment of distributions	1,724,223	109,779
Payments for shares redeemed	(371,844)	(781,270)
Redemption fees	7	7
Net increase (decrease) in net assets resulting from capital share transactions	1,753,267	(566,023)

TOTAL INCREASE IN NET ASSETS	4,428,645	1,090,894

NET ASSETS
Beginning of period	30,921,485	29,830,591

End of period (Undistributed net investment income $0 and $130,244, respectively)	$35,350,130	$30,921,485

CHANGE IN SHARES OUTSTANDING: Shares sold	37,097	10,790
Reinvestment of distributions	159,798	11,111
Shares redeemed	(34,818)	(79,083)
Net Increase (Decrease)	162,077	(57,182)
Beginning shares	3,100,157	3,157,339
Ending shares	3,262,234	3,100,157

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	2013	2012	2011	2010		2009

Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of year	$9.97	$9.45	$10.19	$9.66		$8.24

Income from investment operations:

Net investment income (loss)	0.01 (1)	0.04 (1)	0.02 (1)	0.01	(1)	(0.01	) (2)

Net realized and unrealized gain (loss) on investments	1.45	0.53	(0.37)	0.52		1.43

Total from investment operations	1.46	0.57	(0.35)	0.53		1.42

Less distributions

From net investment income	(0.04)	(0.05)	(0.03)	-		-

From net realized gains	(0.55)	-	(0.36)	-		-

Total Distributions	(0.59)	(0.05)	(0.39)	-		-

Paid-in capital from redemption fees (3)	-	0.00	0.00	0.00		0.00

Net asset value, end of year	$10.84	$9.97	$9.45	$10.19		$9.66

Total return	14.68%	6.04%	(3.47)%	5.49%		17.23%

Supplemental data and ratios:

Net assets, end of period (in thousands)	$35,350	$30,921	$29,831	$31,464		$34,618

Ratio of expenses to average net assets	2.25%	2.49%	2.46%	2.51%		2.97%

Ratio of net investment income (loss) to average net assets	0.03%	0.43%	0.14%	0.25%		(0.11)%

Portfolio turnover rate	93.29%	45.95%	114.22%	64.61%		33.49%

(1)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.
(3)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2013

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

Summary of Fair Value Measurement at December 31, 2013

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.  ASC 820 establishes  a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date.  During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and  are therefore classified within Level 1, include active listed domestic equities, including  listed REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued  based  on  quoted  market  prices,  dealer  quotations  or  alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$89,772	$-	$89,772
Common Stocks	26,502,256		-	26,502,256
Corporate Bonds	-	4,132,648	-	4,132,6
Exchange Traded Funds	2,059,826	-	-	2,059,826
REITS	493,520	-	-	493,520
U.S. Treasury Bills	-	2,236,583	-	2,236,583
Total*	$29,055,602	$6,459,003	$-	$$35,514,605

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended December 31, 2013 for the Fund, as compared to their classification from the prior annual report. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended December 31, 2013.

b)
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical  merits,  have  more  than  a  fifty  percent  likelihood  of  being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for Federal and State jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2010 through December 31, 2013. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)
Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the identified cost basis (FIFO).  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.     INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the Year ended December 31, 2013 were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$28,068,610	$29,142,252

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$31,210,551
Gross unrealized appreciation	$4,681,494
Gross unrealized depreciation	(377,440)
Net unrealized appreciation	$4,304,054
Undistributed ordinary income	-
Undistributed long-term capital gain	885,092
Total distributable earnings	$885,092
Other accumulated losses	-
Total accumulated earnings	$5,189,146

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2013, the Fund had no accumulated capital loss carryforwards. The Fund utilized $425,408 of its short-term capital loss carryforward.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October loss for currency and capital for the fiscal year ended December 31, 2013.

The tax character of distributions during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Ordinary Income	$132,676	$156,255
Long-term capital gains	$1,700,012	$-

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.   For the fiscal year ended December 31, 2013, undistributed net investment income was decreased by $8,307, accumulated net realized gains on investments sold  were increased by $117,356, and capital stock was decreased by $109,049.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the  Fund  with  investment advisory and  management services  for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.     SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to the Trinidad & Tobago Unit Trust Company (“TTUTC”) for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.   Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the year ended December 31, 2013.

5.     TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more the 25% of the voting securities creates a presumption of control of the Fund, As of December 31, 2013, the TTUTC owned 71.46% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the year ended December 31, 2013, the Fund paid to its affiliates, $158,110, $166,220 and $83,110 for advisory, distribution fees and service fees, respectively.

For the year ended December 31, 2013, the Fund has payable to its affiliates, $12,890, $84,009 and $42,300 for advisory, distribution fees and service fees, respectively.

6.     GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.     SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after December 31, 2013 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

UTC North American Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of UTC North American Fund, Inc., (the “Fund”) as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to December 31, 2012, were audited by other auditors whose report dated February 29, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UTC North American Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 24, 2014

UTC North American Fund, Inc.
Directors and Officers
(Unaudited)

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund’s state of organization. The Directors and executive officers of the Fund who served during 2013 and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1-800-368-3322.

DIRECTORS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Ajata Mediratta Age: 48 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present; Investment Banker at Bear Stearns 2006 to 2008	1	None
Lucille Mair Age: 70 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 67 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired, Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 2000 to 2006.	1	None
Dionne Hosten Age: 43 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to present	1	None
Peter Clarke* Age: 58 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present, Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 2005	1	Trinidad and Tobago Unit Trust Corporation since 2006
Marilyn Clarke-Andrews* Age: 56 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Secretary, Interested Director	Indefinite, until successor elected; Since January 2012	Chief Financial Officer, Trinidad & Tobago Unit Trust Corporation (TTUTC), 2003 to present	1

OFFICERS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 45 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer, Interim Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present; Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013; President UTC Financial Services, USA, Inc., 2009 to Present; Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 2007 to 2011; VP Marketing Ag., Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007

Laura Alleyne* Age: 47 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 2009 to present; AML Compliance Manager, 2009 to present; Marketing Officer, 2006 to 2009; Assistant Branch Manager, 2004 to 2006

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.
(Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:   The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Tax Designation (unaudited): Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.   For the year ended December 31, 2013, 100.00% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund. For the year ended December 31, 2013, 100.00% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income. For the year ended December 31, 2013, the Percentage of ordinary income distribution that are designated as interest-related dividends under Internal Revenue Section 871(k)(2)(C) for the Fund was 30.56%.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
Marilyn Clarke-Andrews, Director, Secretary
Ajatta Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President and Interim Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Annual Report
CUSTODIAN
U.S. Bank, N.A.	December 31, 2013
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$17,000	$17,000
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services and PriceWaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

 (2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President and Treasurer

Date  March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President and Treasurer

Date  March 6, 2014